EX-99.(a)(xxiv)

LORD ABBETT GLOBAL FUND, INC.

ARTICLES SUPPLEMENTARY

LORD ABBETT GLOBAL FUND, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: Under a power contained in Article V of the charter of the Corporation (the “Articles”), the Board of Directors of the Corporation (the “Board of Directors”), by resolutions duly adopted, reclassified the shares of each of the following classes of Capital Stock as set forth below:

(a) 330,000,000 authorized but unissued shares of Lord Abbett Multi-Asset Global Opportunity Fund are hereby reclassified as additional shares of Lord Abbett Emerging Markets Corporate Debt Fund as follows:

Class and Number of Shares of Multi-Asset		Class of Emerging Markets
Global Opportunity Fund Reclassified		Corporate Debt Fund as Reclassified

Class A	148,000,000 shares	Class A
Class A	29,000,000 shares	Class F
Class A	42,000,000 shares	Class F3
Class A	43,000,000 shares	Class I
Class A	13,600,000 shares	Class R2
Class A	13,600,000 shares	Class R3
Class A	13,600,000 shares	Class R4
Class A	13,600,000 shares	Class R5
Class A	13,600,000 shares	Class R6

(b) 330,000,000 authorized but unissued shares of Lord Abbett Multi-Asset Global Opportunity Fund are hereby reclassified as additional shares of Lord Abbett Emerging Markets Bond Fund as follows:

Class and Number of Shares of Multi-Asset		Class of Emerging Markets
Global Opportunity Fund Reclassified		Bond Fund as Reclassified

Class A	69,000,000 shares	Class A
Class A	31,000,000 shares	Class F
Class B	15,000,000 shares	Class F
Class C	20,000,000 shares	Class F
Class F	20,000,000 shares	Class F
Class F3	14,250,000 shares	Class F
Class F3	5,750,000 shares	Class F3
Class I	15,000,000 shares	Class F3
Class P	6,000,000 shares	Class F3

Class P	14,000,000 shares	Class I
Class R2	20,000,000 shares	Class I
Class R3	20,000,000 shares	Class I
Class R4	20,000,000 shares	Class I
Class R5	20,000,000 shares	Class I
Class R6	6,375,000 shares	Class I
Class R6	6,725,000 shares	Class R2
Class R6	6,725,000 shares	Class R3
Class R6	175,000 shares	Class R4
Class T	6,550,000 shares	Class R4
Class T	6,725,000 shares	Class R5
Class T	6,725,000 shares	Class R6

(c) 30,000,000 authorized but unissued Class B Shares of Lord Abbett Emerging Markets Bond Fund are hereby reclassified as additional Class A Shares of Lord Abbett Emerging Markets Bond Fund.

(d) 20,000,000 authorized but unissued Class P Shares of Lord Abbett Emerging Markets Bond Fund are hereby reclassified as additional Class A Shares of Lord Abbett Emerging Markets Bond Fund.

(e) 20,000,000 authorized but unissued Class T Shares of Lord Abbett Emerging Markets Bond Fund are hereby reclassified as additional Class F3 Shares of Lord Abbett Emerging Markets Bond Fund.

(f) 15,000,000 authorized but unissued Class T shares of Lord Abbett Emerging Markets Corporate Debt Fund are hereby reclassified as additional Class A Shares of Lord Abbett Emerging Markets Corporate Debt Fund.

(g) 20,000,000 authorized but unissued Class T shares of Lord Abbett Global Bond Fund are hereby reclassified as additional Class A Shares of Lord Abbett Global Bond Fund.

(h) 810,000,000 authorized but unissued shares of unclassified Capital Stock are hereby reclassified as additional shares of Lord Abbett Global Bond Fund as follows:

Class and Number of Additional Shares

Class A	335,000,000 shares
Class F	92,500,000 shares
Class F3	92,500,000 shares
Class I	185,000,000 shares
Class R3	8,875,000 shares
Class R4	8,875,000 shares
Class R5	8,875,000 shares
Class R6	78,375,000 shares

SECOND: Prior to the reclassification of the Capital Stock as described in Article FIRST above, the total number of shares of Capital Stock that the Corporation had authority to issue was

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4,400,000,000 shares, of the par value $.001 each, having an aggregate par value of $4,400,000. The authorized shares of the Corporation were classified and designated as follows (with 810,000,000 shares of unclassified Capital Stock remaining):

Lord Abbett Multi-Asset Global Opportunity Fund

Class A	430,000,000 shares
Class B	15,000,000 shares
Class C	20,000,000 shares
Class F	20,000,000 shares
Class F3	20,000,000 shares
Class I	15,000,000 shares
Class P	20,000,000 shares
Class R2	20,000,000 shares
Class R3	20,000,000 shares
Class R4	20,000,000 shares
Class R5	20,000,000 shares
Class R6	20,000,000 shares
Class T	20,000,000 shares

Lord Abbett Emerging Markets Corporate Debt Fund

Class A	350,000,000 shares
Class C	85,000,000 shares
Class F	85,000,000 shares
Class F3	15,000,000 shares
Class I	185,000,000 shares
Class R2	15,000,000 shares
Class R3	15,000,000 shares
Class R4	15,000,000 shares
Class R5	15,000,000 shares
Class R6	15,000,000 shares
Class T	15,000,000 shares

Lord Abbett Emerging Markets Bond Fund

Class A	415,000,000 shares
Class B	30,000,000 shares
Class C	100,000,000 shares
Class F	100,000,000 shares
Class F3	20,000,000 shares
Class I	200,000,000 shares
Class P	20,000,000 shares
Class R2	20,000,000 shares
Class R3	20,000,000 shares
Class R4	20,000,000 shares
Class R5	20,000,000 shares
Class R6	20,000,000 shares
Class T	20,000,000 shares
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Lord Abbett Global Bond Fund

Class A	415,000,000 shares
Class C	100,000,000 shares
Class F	100,000,000 shares
Class F3	100,000,000 shares
Class I	200,000,000 shares
Class R2	20,000,000 shares
Class R3	20,000,000 shares
Class R4	20,000,000 shares
Class R5	20,000,000 shares
Class R6	100,000,000 shares
Class T	20,000,000 shares

THIRD: Following the reclassification of the Capital stock as described in Article FIRST above, the total number of shares of Capital Stock that the Corporation has authority to issue is 4,400,000,000 shares, of the par value $.001 each, having an aggregate par value of $4,400,000. The authorized shares of the Corporation are classified and designated as follows:

Lord Abbett Emerging Markets Corporate Debt Fund

Class A	513,000,000 shares
Class C	85,000,000 shares
Class F	114,000,000 shares
Class F3	57,000,000 shares
Class I	228,000,000 shares
Class R2	28,600,000 shares
Class R3	28,600,000 shares
Class R4	28,600,000 shares
Class R5	28,600,000 shares
Class R6	28,600,000 shares

Lord Abbett Emerging Markets Bond Fund

Class A	534,000,000 shares
Class C	100,000,000 shares
Class F	200,250,000 shares
Class F3	66,750,000 shares
Class I	300,375,000 shares
Class R2	26,725,000 shares
Class R3	26,725,000 shares
Class R4	26,725,000 shares
Class R5	26,725,000 shares
Class R6	26,725,000 shares

Lord Abbett Global Bond Fund

Class A	770,000,000 shares
Class C	100,000,000 shares
Class F	192,500,000 shares
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Class F3	192,500,000 shares
Class I	385,000,000 shares
Class R2	20,000,000 shares
Class R3	28,875,000 shares
Class R4	28,875,000 shares
Class R5	28,875,000 shares
Class R6	178,375,000 shares

FOURTH: Subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation hereby classified as specified herein shall be invested in the applicable portfolio of the Corporation and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the applicable class of Capital Stock as set forth in the Articles and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

FIFTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended. The shares of Capital Stock hereby reclassified as specified above have been duly classified by the Board of Directors under the authority contained in the Articles.

SIXTH: The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

-Signature page follows-

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IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Vice President and Assistant Secretary and attested by its Vice Assistant Secretary on July 8, 2019.

LORD ABBETT GLOBAL FUND, INC.

By:	/s/ Pamela P. Chen
Pamela P. Chen
Vice President and Assistant Secretary

ATTEST:

/s/ Denise A. Wilson
Denise A. Wilson
Assistant Secretary
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